EXHIBIT 10.3

CERTAIN INFORMATION HAS BEEN OMITTED FROM THIS EXHIBIT, AS INDICATED BY “XXX”, PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT THAT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECOND AMENDMENT TO SUPPLY AGREEMENT

This SECOND AMENDMENT TO SUPPLY AGREEMENT (this “Amendment”) is made and entered into as of this 1st day of April, 2005 by and between Panera, LLC, a Delaware limited liability company (“Panera”), and Jones Soda Co., a Washington corporation with a principal place of business at 234 Ninth Avenue North, Seattle, WA 98109 (“Seller”).

WITNESSETH:

WHEREAS, Panera and Seller are parties to that certain Supply Agreement dated May 28, 2003, as amended by that certain First Amendment to Supply Agreement dated as of May 27, 2004 (as amended, the “Agreement”); and

WHEREAS, Panera and Seller desire to further amend the Agreement in the manner hereinafter set forth.

NOW, THEREFORE, in consideration of these premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.	Section 10.01 is hereby amended by deleting the reference to “May 27, 2005” and inserting in its place “[XXX]”.

2.	Schedule II, Distribution Centers, is hereby deleted in its entirety and replaced with the new Schedule I attached hereto and incorporated herein by reference.

3.	Schedule V, Pricing List, is hereby deleted in its entirety and replaced with the new Schedule V attached hereto and incorporated herein by reference.

4.	Schedule V III, Schedule of Existing Flavors of Jones Soda, which was inadvertently omitted as an attachment to the Agreement, is hereby attached to this Amendment and incorporated into the Agreement by reference.

5.	Except to the extent specifically amended by this Amendment, all of the terms, provisions, conditions, covenants, representations and warranties contained in the Agreement shall be and remain in full force and effect and the same are hereby ratified and confirmed.

6.	This Amendment shall be binding upon and inure to the benefit of Panera and Seller and their respective permitted successors and assigns in accordance with Section 6 of the General Terms and Conditions Addendum Attached to the Agreement.

7.	Panera and Seller warrant and represent that the individual who is signing this Amendment on behalf of Panera and Seller and whose signature appears below, is authorized to execute this Amendment and to bind Panera and Seller to the terms contained herein.

8.	This Amendment will be governed by and construed in accordance with the laws of the State of Missouri, United States of America.

Certain information has been omitted from this page, as indicated by “XXX”, pursuant to a request for confidential treatment that has been filed separately with the SEC.

9.	This Amendment may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Amendment and all of which, when taken together, will be deemed to constitute one and the same agreement.

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Supply Agreement as of the date and year first referenced ahoy.

PANERA LLC

By:	/s/
Title:

JONES SODA CO.

By:	/s/ Jennifer L. Cue
Title:	COO / CFO

SCHEDULE II

Distribution Centers, Distributors, Purchase order Addresses

Distributor	Distribution Center	Contact

[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]

Purchase Order Addresses:

[XXX]	[XXX]	[XXX]
[XXX]	[XXX]	[XXX]
[XXX]

Order Lead Time:
[XXX] calendar days:

Certain information has been omitted from this page, as indicated by “XXX”, pursuant to a request for confidential treatment that has been filed separately with the SEC.

SCHEDULE V

Pricing

Corporate Jones Soda:

Root Beer (Sugar Free Jones)	$[XXX] p/24-pack case
Black Cherry (Sugar Free Jones)	$[XXX] p/24-pack case
Root Beer	$[XXX] p/24-pack case
Fu Fu Berry	$[XXX] p/24-pack case
Cream	$[XXX] p/24-pack case
Green Apple	$[XXX] p/24-pack case

Corporate Jones Naturals:

Limes with Orange	$[XXX] p/12-pack case
Berry White	$[XXX] p/12-pack case
D’Peach Mode	$[XXX] p/12-pack case

Certain information has been omitted from this page, as indicated by “XXX”, pursuant to a request for confidential treatment that has been filed separately with the SEC.

SCHEDULE VIII

SCHEDULE OF FLAVORS OF JONES SODA

• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]
• [XXX]	• [XXX]	• [XXX]

SCHEDULE OF FLAVORS OF JONES NATURALS

• [XXX]	• [XXX]
• [XXX]	• [XXX]
• [XXX]	• [XXX]
• [XXX]	• [XXX]
• [XXX]	• [XXX]
• [XXX]	• [XXX]
• [XXX]	• [XXX]
• [XXX]	• [XXX]
• [XXX]	• [XXX]
• [XXX]	• [XXX]

Certain information has been omitted from this page, as indicated by “XXX”, pursuant to a request for confidential treatment that has been filed separately with the SEC.